                                                                   EXHIBIT 10(x)


                        STANDARD FORM OF MULTI-TENANT
                               LEASE AND RIDER
                              TABLE OF CONTENTS

ARTICLE                                                                               PAGE
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
1.   Rent..............................................................................  1
2.   Occupancy.........................................................................  1
3.   Tenant Alterations................................................................  1
4.   Maintenance and Repairs...........................................................  1
5.   Window Cleaning...................................................................  1
6.   Requirements of Law, Fire Insurance, Floor Loads..................................  1
7.   Subordination.....................................................................  2
8.   Property-Loss, Damage, Reimbursement, Indemnity...................................  2
9.   Destruction, Fire and Other Casualty..............................................  2
10.  Eminent Domain....................................................................  2
11.  Assignment, Mortgage, Etc.........................................................  2
12.  Electric Current..................................................................  2
13.  Access to Premises................................................................  2
14.  Vault, Vault Space, Etc...........................................................  3
15.  Occupancy.........................................................................  3
16.  Bankruptcy........................................................................  3
17.  Default...........................................................................  3
18.  Remedies of Owner and Waiver of Redemption........................................  3
19.  Fees and Expenses.................................................................  3
20.  Building Alterations and Management...............................................  3
21.  No Representation by Owner........................................................  3
22.  End of Term.......................................................................  4
23.  Quiet Enjoyment...................................................................  4
24.  Failure to Give Possession........................................................  4
25.  No Waiver.........................................................................  4
26.  Waiver of Trial by Jury...........................................................  4
27.  Inability to Perform..............................................................  4
28.  Intentionally Omitted.............................................................  4
29.  Water Charges.....................................................................  4
30.  Sprinklers........................................................................  4
31.  Elevators, Heat, Cleaning.........................................................  4
32.  Security..........................................................................  5
33.  Captions..........................................................................  5
34.  Definitions.......................................................................  5
35.  Adjacent Excavation-Shoring.......................................................  5
36.  Intentionally Omitted.............................................................  5
37.  Glass.............................................................................  5
38.  Estoppel Certificate..............................................................  5
39.  Intentionally Omitted.............................................................  5
40.  Successors and Assigns............................................................  5
41.  Additional Definitions............................................................  6
42.  Term; Preparation for Occupancy and Possession....................................  7
43.  Rent..............................................................................  8
44.  Parking...........................................................................  9
45.  Tax Escalation.................................................................... 10
46.  Common Area Maintenance Charge.................................................... 12
47.  Cleaning; Trash Removal........................................................... 13
48.  Utilities......................................................................... 14
49.  Amendments for Financing; Information for Mortgages............................... 14
50.  Broker............................................................................ 15
51.  Signs............................................................................. 15
52.  Holdover.......................................................................... 15
53.  Insurance and Indemnity........................................................... 16
54.  Exculpation....................................................................... 17
55.  Rules and Regulations............................................................. 17
56.  Tenant's Alterations and Maintenance.............................................. 18
57.  Notice............................................................................ 18
58.  Miscellaneous..................................................................... 19
59.  Amendments to Printed Form........................................................ 21
60.  Construction Guaranty............................................................. 26
Exhibit A - Rules and Regulations
Exhibit B - Work Specifications
Exhibit C - Floor Plan


AGREEMENT OF LEASE, made as of this 7th day of February 1997, between ROBERT MARTIN COMPANY, LLC, A New York limited liability company, having an office at 100 Clearbrook Road, Elmsford, New York 10523 party of the first part, hereinafter referred to as OWNER, and ADVANCED VIRAL RESEARCH CORPORATION, a Delaware corporation, having an office at 1250 East Hallandale Beach Boulevard, Hallandale, Florida 33009 WITNESSETH, Owner hereby leases to Tenant and Tenant hereby hires from Owner the area of the ground floor approximately 6,100 square feet (the "Rentable Area") in the building known as 200 Corporate Boulevard South Yonkers, New York, for the term of five (5) years (or until such term shall sooner cease and expire as hereinafter provided) to commence on the as set forth in Article 42 both dates inclusive, at an annual rental rate of (the "Fixed Annual Rent") $85,400.00 per annum which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

        In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable hereunder and the same shall be payable to Owner as additional rent.

     The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

OCCUPANCY:          1.  Tenant shall pay the rent as above and as
                    hereinafter provided.

USE: 2. Tenant shall use and occupy demised premises for general office and laboratory for medical research

ALTERATIONS:        3.  Tenant shall make no changes in or to the demised
                    premises of any nature without Owner's prior written consent. (A) A Subject to the prior written consent of
Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, at its expense, before making any alterations, additions, installations or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly any duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to, Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installations, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed by Tenant, in which event the same shall be removed from the demised premises by Tenant prior to the expiration of the lease, at Tenant's expense. (B) Nothing in this Article shall be construed to give Owner title to or to prevent Tenant's removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner, Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair, any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

REPAIRS: 4. Owner shall maintain and repair the exterior of and the public portions of the building. (C) Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities and the windows and window frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensees, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building and the demised premises caused by the moving of Tenant's fixtures,
furniture or equipment.   All the aforesaid repairs shall be of quality or
class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expenses thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement therefor. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant. If repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as aforesaid. Except specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason or inconvenience, annoyance or injury to business arising from Owner, Tenant or others making or failing to make any repairs, alterations, additions, or improvements in or to any portion of the building or the demised premises or in and to the fixture appurtenances or equipment thereof. The provisions of this
Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which Article 9 hereof shall apply. (see
ARTICLE 56)

WINDOW CLEANING:    5.  Tenant will not clean nor require, permit, suffer or
                    allow any window in the demised premises to be cleaned from the outside in violation of Section 202 of the New
York State Labor Law or any other applicable law or of any other body having or asserting jurisdiction.

REQUIREMENTS        6.  Prior to the commencement of the lease term Tenant
OF LAW,             is then in possession, and at all times thereafter Tenant
FIRE INSURANCE,     shall, at Tenant's sole cost and expense, promptly comply
FLOOR LANDS:        with all present and future laws, orders, regulation of
                    all state, federal, municipal and local governments,
departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services police, or any similar body which shall impose any violation, order or duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's use or manner of use thereof, or, with respect to the building. If arising out of Tenant's use or manner of use of the demised premises or the building (including the use permitted under the lease).

Except as provided in Article 29 hereof, nothing herein shall require Tenant to make structural repairs or alterations unless Tenant has, by its manner of use of the demised premises or method of operation therein, violated any such laws, ordinances, orders, rules, regulations or requirements with respect therein. Tenant shall not do or permit any act or thing to be done in or to the demised premises (1) which is contrary to law, or the Building or any property adjacent thereto which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable in the building nor use the premises in a manner which will increase the insurance rate for the building or any property located therein over that in effect. (2) If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or
"make-up" or role for the building or   demised premises issued by a body making
fire insurance rates applicable in said premises shall be conclusive evidence of the facts therein stated and of the several items and charges in the fire insurance rates then applicable to said premises. Tenant shall not place a load upon any floor of the demised premises exceeding the floor load per square foot area which it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgement, to absorb and prevent violation, noise and annoyance. (see Article 59)

SUBORDINATION:
7. This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property or which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any ground or underlying leases and mortgages. This clause shall be self-operative and no further instrument or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request. (see Article 59)

PROPERTY--LOSS, DAMAGE, REIMBURSEMENT, INDEMNITY:
8. Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons or property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by other tenants or persons in, upon or about said building or caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but not limited to Owner's own acts, Owner shall not be liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation therefor nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction, Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the careless ness, negligence or improper conduct of the Tenant, Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.

DESTRUCTION, FIRE AND OTHER CASUALTY: 9. (a) If the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter set forth. b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. (c) If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repair shall be substantially completed, shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's right to elect not to restore the same as hereinafter provided. (d) If the building shall be so damaged that Owner shall decided to demolish it or to rebuild it, then, in any of such events, Owner may elect to terminate this lease by written notice to Tenant, given with 90 days after such fire or casualty, specifying a date for the explanation of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided herein, Owner shall make the repairs and restorations under the conditions of (b) and (c) hereof, with all reasonable expedition, subject to delays due to adjustment of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonably possible, all of Tenant's salvageable inventory and movable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieve Tenant from liability that may exist as a result of damage from fire or other casualty. Notwithstanding the foregoing, each party shall look first in any insurance in his favor before making any claim against the other party for recovery for loss or damage resulting from fire or other casualty, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver shall be in force only if both releasors' insurance policies contain a clause providing that such a release or waiver shall not invalidate the insurance.
If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not be obligated to repair any damages of
Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof.(D)

EMINENT DOMAIN:

10. If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceedings and Tenant shall have no claim for the value of any unexpired term of said lease.

ASSIGNMENT, MORTGAGE, ETC.:

11. Tenant, for itself, its heirs, distributees, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant or the majority partnership interest of a partnership Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof be underlet or occupied by anybody other than Tenant, Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be construed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

ELECTRIC CURRENT:

12. Rates and conditions in respect to submetering or rent inclusion, as the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times its use of electric current shall not exceed the capacity of existing feeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain. (See Article 48)

ACCESS TO PREMISES:

13. Owner or Owner's agents shall have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times, (E) to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenant is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. Tenant shall permit Owner to use and maintain and replace pipes
(3) and conduits in and through the demised premises and to erect new pipes (3) and conduits therein provided, wherever possible, (4) they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective purchasers or mortgagees of the building, and during the last six months of the term for the purpose of showing the same to prospective tenants and may, during said six months period, place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenant is not present to open and permit an entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefor, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom, Owner may immediately enter, alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.


------------------------

*Rider to be added if necessary
1.  or the Building or any property adjacent thereto
2.  as if Tenant were not occupying the Building
3.  , ducts
4.  whether

VAULT; VAULT SPACE, AREA:
14. No vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupy, is to be used and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility. Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

OCCUPANCY:
15. Tenant will not at any time use or occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and accepts them as is, subject to the riders annexed hereto with respect to the Owner's work, if any, in any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business, Tenant shall be responsible for and shall procure and maintain such license or permit.

BANKRUPTCY:
16. (a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be cancelled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events: (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute. Neither Tenant nor any person claiming through or under Tenant, or by reason of any statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this
Article 16 shall be applicable only to the party then owning Tenant's interest in this lease.

     (b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installment of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for which such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be re-let by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such reletting shall be deemed to be the fair and reasonable rental value for the part or the whole of the premises so re-let during the term of the re-letting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

DEFAULT:
        17. (1) If Tenant defaults in fulfilling any of the covenants of this lease (1) other than the covenants for the payment of rent (2) other than the covenants for the payment of rent or additional rent; or if this lease be rejected under Section 235 of Title ll of the U.S. Code (bankruptcy code):" or if any execution or attachment shall be issued against Tenant or any Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall have failed, after five (5) days written notice, to redeposit with Owner any portion of the security deposit hereunder then in any one or more of such events, upon Owner serving a written (F) days notice upon Tenant specifying the nature of said default and upon the expiration of said (F) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied within said (F) period, and if Tenant shall not have diligently commenced (3) such default within such (F) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease upon Tenant; and upon the expiration of said three (3) days this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quit and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

        (2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid; or if Tenant shall make default in the payment of the rent reserved herein (G) or any item of additional rent herein mentioned or any part of either or in making any other payment herein required; then and in any of such events Owner may without notice, re-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreement by written notice.

REMEDIES OF OWNER AND WAIVER OF REDEMPTION:
        18. In case of any such default, re-entry, expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up to the time of such re-entry, dispossess and/or expiration, (b) Owner may re-let the premises or any part or parts thereof, either in the name of the Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, (c) Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's convenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to re-let the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with re-letting, such as legal expenses, attorney's fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for re-letting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in this lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demise premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgement, considers advisable and necessary for the purpose of re-letting the demised premises, and the making of such alterations, repairs, replacements, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid.
Owner shall in no event be liable in any way whatsoever for failure to re-let the demised premises, or in the event that the demised premises are re-let, for failure to collect the rent thereof under such re-letting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

FEES AND EXPENSES:
        19. If tenant shall default (H) in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner, in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but not limited to attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant thereof. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

BUILDING ALTERATIONS AND MANAGEMENT:
        20. Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known.
(I) There shall be no allowance in Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner to other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's impositions of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.

NO REPRESENTATIONS BY OWNER:

        21. Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was so taken, except as to latent defects. All understandings and agreements heretofore made between the parties herein are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the charge, modification, discharge or abandonment is sought.

---------------------

3. curing


END OF TERM:
22. Upon the expiration or other termination of the term of this lease, Tenant shall quit and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this lease.

QUIET ENJOYMENT:
23. Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions, on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, in the terms and conditions of this lease including, but not limited to, Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

FAILURE TO GIVE POSSESSION:
24. If owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, undertenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereinunder shall be abated (provided Tenant is not responsible for Owners inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy, if permission is given to Tenant to enter into the possession of the demised premises to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this lease, except as to the covenant to pay rent. The provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

NO WAIVER

25. The failure of Owner (J) to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall not be deemed a waiver of such breach and no provision of this lease shall be deemed to have been waived by Owner unless such waiver by in writing signed by owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All check tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease.
No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreements to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

WAIVER OF TRIAL BY JURY
26. It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.(K)

INABILITY TO PERFORM:
27. This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired of excused because Owner is unable to fulfill any of its obligations under this lease or to supply or is delayed in supplying any service expressly or implied to be supplied or is unable in make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixtures if Owner is prevented or delayed from so doing by reason of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

BILLS AND NOTICES:
28.  (See Article 57)

WATER CHARGES:
29. If Tenant requires, uses or consumes water for any purpose in addition to ordinary purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issued in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection of system. If the building or the demised premises or any part thereof is supplied with water through a meter through which water is also supplied to other premises Tenant shall pay to Owner, as addition rely, on the first day of each month, (1) of the total meter charges as Tenant's portion. Independently of and in addition to any of the remedies reserved to Owner hereinabove of an in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease, Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reason or purposes hereinbefore set forth.

SPRINKLERS:
30. Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters or the New York Fire Insurance Exchange or any bureau, department or official of the federal, state or city government recommended or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler, system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company, Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent (2)
of the contract price for sprinkler supervisory service.(3)

ELEVATORS, HEAT, CLEANING:
31. As long as Tenant is not in default under any of the covenants of this lease owner shall: clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense keep the demised premises, including the windows, clean and in order, to the satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Owner reserves the right to stop service of the heating, plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgement of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed.

---------------------

Space to be filled in or deleted.
1.  Owner's reasonable estimate of Tenant's share
2.  7.26%
3.  and alarm service.

Security:       32.     Tenant has deposited with Owner the sum of
                $12,716.67 as security for the faithful performance and observance by Tenant of the terms, provisions and conditions of this lease; it is agreed that in the event Tenant defaults in respect to any of the terms, provisions and conditions of this lease, including, but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any sum which Owner may expend or may be required to expend by reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease; including but not limited to, any damages or deficiency in the reletting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. (1) In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date fixed as the end of the Lease and after delivery of entire possession of the demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which the demised premises form a part, Owner shall have the right to transfer the security to the vendee or lessee and Owner shall thereupon be released by Tenant from all liability for the return of such security, and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by any such assignment, encumbrance, attempted assignment or attempted encumbrance.

Captions:       33.     The Captions are inserted only as a matter of
convenience and for reference and in no way decline, limit or describe the scope of this lease nor the intent of any provision thereof.

Definitions:    34.     The term "Owner" as used in this lease means on-
                ly the owner of the fee or of the leasehold of the building, or the mortgagee in possession, for the time being of the land and building
(or the owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or of the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties of their successors in interest, or between the parties and the purchaser, at any such sale, or the said lessee of the building, or of the land and building, that the purchaser or the lessee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry" as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

Adjacent        35.     If an excavation shall be made upon land adjacent
Excavation      to the demised premises, or shall be authorized to be
Shoring:        made, Tenant shall afford to the person causing or
                authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

Rules and       36.     (See Article 55)
Regulations:

Glass:          37.     Owner shall replace, at the expense of the Tenant,
                any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of Owner. Hills for the premiums therefor shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

Estoppel        38.     Tenant, at any time, and from time to time, upon
Certificate:    at least 10 days' prior notice by Owner, shall execute,
                acknowledge and deliver to Owner, and/or to any other
person, firm or corporation specified by Owner, a statement certifying that this Lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates in which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.(2)

Directory       39.     (See Article 51)
Board Listing

Successors      40.     The covenants, conditions and agreements con-
and Assigns:    tained in this lease shall bind and insure to the benefit of
                Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

---------------------
Space to be filled in or deleted
(SEE ATTACHED RIDER)

1. If Owner so uses, applies or retains any part of the security so deposited, Tenant, upon demand, shall deposit with Owner the amount so used, applied or retained, so that Owner shall have the full deposit on hand at all times during the term of this lease.
2. Within ten (10) days after Tenant's request, Owner shall deliver to Tenant a statement substantially similar to the statement required to be delivered by Tenant to Owner hereunder.


        In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of this day and year first above written.


                                                                  [CORPPORATE
Witness for Owner:                     ROBERT MARTIN COMPANY, LLC     SEAL]
                                       --------------------------------------
                                       By:                              [L.S]
----------------------------------     --------------------------------------
                                           President

Witness for Tenant:                    ADVANCED VIRAL RESEARCH CORPORATION
                                       --------------------------------------
                                       By:  /s/ Shalom Z. Hirschman     [L.S]
----------------------------------     --------------------------------------




FEDERAL I.D. #/SOCIAL SECURITY #......

The following shall be inserted in the footnoted letters in the printed portion of this lease:

A. which approval shall not be unreasonably withheld as to non-structural alterations and as to structural alterations and connection to Building utilities outside the demised premises which do not: (a) adversely affect the structural integrity of the Building or any Building systems or (b)reduce the value of the Building.

B. Notwithstanding anything contained herein to the contrary, Tenant shall have no obligation to remove the initial installations which constitute Owner's Work.

c. ,provided that Owner shall use its reasonable efforts to perform such repairs in a diligent manner and to minimize interference with Tenant's use of the demised premises in connection therewith.

D. Notwithstanding the provisions of Article 9, if the demised premises or a major part thereof shall be totally, or substantially, damaged or destroyed or rendered completely, or substantially, untenantable on account of fire, casualty or other cause (other than fire, casualty or other cause relating to Tenant's act or failure to act where it had a duty to act), the rent and additional rent shall completely abate as of the date of the damage or destruction and until Owner shall repair, restore, replace and rebuild the demised premises (subject to Owner's right to elect not to restore the same); provided, however, that should Tenant reoccupy a portion of the demised premises for the purpose of conducting business during the period the restoration work is taking place and prior to the date that the same is made completely tenantable, rent and additional rent shall be apportioned and payable by Tenant in proportion to the part of the demised premises occupied by it. Nevertheless, in case of any substantial damage or destruction to the demised premises, Tenant, as its sole remedy, may cancel this lease by written notice to Owner, if (i) within 30 days from the date of the damage or destruction, Owner does not deliver to Tenant a written certification to the effect that the restoration can be completed within six months from the date of the casualty; (ii) within 90 days of the date of damage of destruction Owner does not let a contract which shall provide for the complete restoration of the demised premises within a period of six (6) months from the date of the damage or destruction; (iii) work under such contract or contracts has not commenced within 120 days of the date of said damage or destruction; or (iv) said work is not prosecuted with reasonable diligence to its completion within six (6) months of the date of damage or destruction. The period for the completion of the required repairs and restoration work shall be extended by the number of days lost in the event such loss results from unavoidable delays, or any cause beyond the reasonable control of Owner.

E. upon reasonable notice

F. thirty (30)

G. beyond ten (10) days after notice from Owner to Tenant

H. beyond applicable notice and cure period

I. In performing any such work, Owner shall use its reasonable efforts to act diligently and to minimize interference with Tenant's use of the demised premises.

J. or Tenant

K. , except for mandatory or compulsory counterclaims.

                                                                    MULTI/MAS 88

Striking out or deletion of any portion of this lease (and the insertion of asterisks at various points) was done as a matter of convenience in preparing the lease for execution. The language omitted (as well as the use or placement of such asterisks) is not to be given any effect in construing this lease.

                                                 RULES & REGULATIONS - Exhibit A
                                                 WORK SPECIFICATIONS - Exhibit B
                                                          FLOOR PLAN - Exhibit C

            STANDARD FORM OF RIDER TO STANDARD FORM OF LOFT LEASE


Date of Lease:  February 7, 1997
        Owner: ROBERT MARTIN COMPANY, LLC
       Tenant: ADVANCED VIRAL RESEARCH CORPORATION
     Building: 200 Corporate Boulevard South, Yonkers, New York
Rentable Area: approximately 6,100 square feet

          41. Additional Definitions.

          For all purposes of this lease, and all agreements supplemental hereto, the terms defined in this Article shall have the meanings specified unless the context otherwise requires:

          (a) The term laws and requirements of public authorities shall mean laws and ordinances of federal, state, city, town, and county governments, and rules, regulations, orders and directives of departments, subdivisions, bureaus, agencies or offices thereof, or any other governmental, public or quasi-public authorities having jurisdiction over the Building, and the directions of any public officer pursuant to law.

          (b) The word invitee shall mean any employee, agent, visitor, customer, contractor, licensee, or other party claiming under, or in the Building, or in the Park, if applicable, by permission or sufferance of, Owner or Tenant.

          (c) The term requirements of insurance bodies shall mean rules, regulations, orders and other requirements of the New York Board of Fire Underwriters or New York Fire Insurance Rating Organization or any similar body performing the same or similar functions.

          (d) The term unavoidable delays shall mean delays due to strikes or labor troubles, fire or other casualty, governmental restrictions, enemy action, civil commotion, war or other emergency, acts of God or nature, or any cause beyond the reasonable control of either party whether or not similar to any of the causes stated above, but not the inability of either party to obtain financing which may be necessary to carry out its obligations.

          (e) The term Real Property shall mean the tax lot of which the demised premises is a part.

          (f) The term lease year shall mean the 12 month period commencing with the Commencement Date (as defined in paragraph (a) of Article 42), and ending the day preceding the first anniversary of the Commencement Date (except that if the Commencement Date shall occur on a day other than the first day of a calendar month, such period shall commence with the Commencement Date and end with the last day of the 12th full calendar month thereafter) and each 12 month period thereafter, all of which falls within the term of this lease.

          (g) The word rent shall mean the Fixed Annual Rent and such other sums due Owner pursuant to this lease. All sums due Owner,

                                                                    MULTI/MAS 88

other than Fixed Annual Rent, are included in the term additional rent.

          (h) The term Hazardous Materials shall mean (i) any chemical, material or substance defined as or included in the definitions of "hazardous substance", "hazardous materials", "extremely hazardous waste", "restricted hazardous waste", "toxic substance" or words of similar import, under any applicable local, state or federal laws, including but not limited to the Federal Water Pollution Act (33 U.S.C. Section 1251 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. Section 1801 et.seq:), the Resources Conservation and Recovery Act (42 U.S.C. 6901 et seq, 42 U.S.C. Section 7401 et. seq:) and CERCLA (42 U.S.C. 9601 et seq:), all as may be amended from time to time; (ii) petroleum; (iii) asbestos; (iv) polychlorinated biphenyls; (v) radioactive materials; and (vi) radon gas.

          (i) The term business days as used in this lease shall exclude Saturdays, Sundays and all days observed by the State or Federal Government as legal holidays and all days designated as holidays by the applicable building service union employees service contract.

          (j) The term Executive Park or Park shall mean South Westchester Executive Park, located in the City of Yonkers, County of Westchester and State of New York.

          42. Term; Preparation for Occupancy and Possession.

          (a) The term of this lease and the estate hereby granted shall commence on a date (the "Commencement Date") which shall be the earlier of the day (i) on which the demised premises shall be deemed to be completed as such term is defined in paragraph (c) of this Article (of which date Tenant shall be given 5 days notice), or (ii) Tenant (or anyone claiming under or through Tenant) shall occupy the demised premises. The term shall expire on the last day of the month five (5) years after the month in which the Commencement Date occurs (the "Expiration Date") or on such earlier date upon which said term may expire or be terminated pursuant to any provision of this lease or law. Promptly following the determination of the Commencement Date, the parties shall enter into a supplementary written agreement setting forth the Commencement and Expiration Dates.

          (b) The demised premises shall be completed and initially prepared by Owner in the manner set forth in, and subject to the provisions of, the attached Work Specifications and Floor Plan ("Owner's Work"). Tenant and its contractors shall be entitled to access to the demised premises prior to the completion of Owner's Work, subject to Owner's prior approval, and only so long as they work in conformity with and do not interfere, in Owner's judgment, with Owner or its contractors in the completion of Owner's Work, and provided they accept the administrative supervision of Owner. If Tenant's work interferes with Owner's work, in Owner's judgment, Owner. may withdraw the license granted to Tenant pursuant to this paragraph upon 24 hours notice. Tenant's selection of contractors must be in compliance with the provisions of this lease. Tenant shall contribute any amount in excess of Owner's $30,500.00 contribution ("Tenant's Contribution") for the work set forth in the Work Specifications and on the attached floor plan (the "Work"). Tenant ;shall pay Tenant's
Contribution to Owner upon Tenant's execution and delivery of this lease to Owner. If Owner's price for the Work is less than $30,500.00, Owner shall contribute the difference between $30,500.00 and Owner's price for the Work ("Owner's Contribution") toward the cost of Tenant's installation of Tenant's fixtures in the demised

                                                                    MULTI/MAS 88

premises. Such fixtures shall not include furniture, equipment or artwork, it being intended that Owner's Contribution shall be applied toward actual physical improvements to the demised premises. Owner shall pay Tenant Owner's Contribution promptly after Owner's receipt of paid invoices evidencing Tenant's cost of the installation of Tenant's fixtures.*

          (c) The demised premises shall be deemed completed on the date on which Owner's Work in the demised premises has been substantially completed (notwithstanding the fact that minor or insubstantial details of construction, mechanical adjustment or decoration remain to be performed, the non-completion of which would not materially interfere with Tenant's use of the demised premises). If completion of the demised premises by Owner is delayed by reason of:

          (i) any act or omission of Tenant or any of its employees, agents or contractors, including material failure of Tenant to comply with any of its obligations under the Work Specifications, or*

          (ii) Tenant's failure to plan or execute Tenant's work with reasonable speed and diligence, or

          (iii) Tenant's failure to make selections required by the Work Specifications, or

          (iv) Tenant's changes by Tenant in its drawings or specifications or changes or substitutions requested by Tenant, or

          (v) Tenant's failure to submit or approve drawings, plans or specifications timely, or

          (vi) Tenant's failure to deliver to Owner the first month's rent (if required by the provisions on the first page of this lease), and the security deposit required by Article 32 (if any),

then the demised premises shall be deemed completed, the Commencement Date shall be deemed to have occurred (and Tenant shall commence paying rent) on the date when it would have been completed and rent would have been due and payable but for such delay, and Tenant shall pay Owner all costs and damages which Owner may sustain by reason of such delay.

          (d) The Floor Plan attached hereto may be revised by Owner in order to comply with laws and requirements of public authorities and requirements of insurance bodies. If any of such revisions or changes are due to Tenant's manner of use of the demised premises, Tenant shall pay for the cost of implementing same.*

          (e) Owner may close or change the arrangement and/or location of exits, entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets and other parts of the Building whenever necessary to comply with laws or requirements of public authorities and requirements of insurance bodies. Tenant shall pay the cost thereof where the requirement for such change is due to Tenant's manner of use of the demised premises.*

          43.  Rent.

          (a) Tenant shall commence paying rent on the second month anniversary of the Commencement Date. If the Commencement Date is other than the first day of a calendar month, the first monthly

                                                                    MULTI/MAS 88


installment of Fixed Annual Rent shall be prorated to the end of said calendar month.*

          (b) All rent shall be paid by currently dated, unendorsed check of Tenant, payable to the order of Owner or to an agent designated by Owner.*

          (c) Tenant shall pay the Fixed Annual Rent without notice or demand. If no date shall be set forth herein for the payment of any other sum due Owner, then such sum shall be due and payable within 10 business days after the date upon which Owner makes written demand for such payment.

          (d) If at any time during the term the rent, or any part thereof, shall not be fully collectible by reason of any laws and requirements of public authorities, Tenant shall enter into such agreements, reasonably satisfactory to Tenant and take such actions as Owner may reasonably request to permit Owner to collect the maximum rents which may, during the continuance of such legal rent restriction, be legally permissible (but not in excess of the amounts reserved under this lease). Upon termination of such rent restriction prior to the Expiration Date (i) the rent shall become and thereafter be payable in accordance with the amounts reserved in this lease for the period of the term following such termination, and (ii) Tenant shall pay Owner, if legally permissible, an amount equal to (y) the rent which would have been paid pursuant to this lease but for such legal rent restriction less (z) the rents paid by Tenant for the period during which such rent restriction was in effect.

          (e) If any installment of Fixed Annual Rent is not paid within 10 days after the date due, or if any other moneys owing by Tenant are not paid within 15 days of the date due and payable, Tenant shall pay Owner, in compensation for Owner's loss of use of such rent, the additional administrative, bookkeeping and collection expenses incurred by reason of such overdue sum, a sum calculated by multiplying the late payment by three percentage points above the prime rate then established by Chemical Bank (but limited to the maximum legal rate), dividing the product by 365 and multiplying the quotient by the number of days between the date such payment was due and the date such payment is in fact paid. Such compensation shall be without prejudice to any of Owner's other rights and remedies hereunder.*

          (f) If any check tendered by Tenant, for any payment due, shall be dishonored by the payor bank, Tenant shall pay Owner, without prejudice to any of Owner's other rights and remedies, in compensation for the additional administrative, bookkeeping and collection expenses incurred by reason of such dishonored check, the sum of $100. If during any twelve month period during the term of this lease, two or more checks tendered by Tenant, for any payment due, shall be dishonored by the payor bank, Owner may at any time thereafter require that all future payments of rent by Tenant shall be made by certified or official bank checks.

          44. Parking.

          (a) Throughout the term, Owner shall make available to Tenant the following number of parking spaces:*

          five (5) spaces for executive cars, which shall be reasonably close to the front entrance to the demised premises on an exclusive basis.*

          ten (10) spaces for employee cars, which shall be not more than 500 yards from an entrance to the demised premises, unless

                                                                    MULTI/MAS 88

otherwise provided for herein on a non-exclusive basis.*

          If Tenant or its invitees use more than the specified number of spaces set forth above, then after 5 days notice from Owner, Tenant shall, at the option of Owner, either (i) pay Owner's then current charge per month for each additional space used for each month during which such excess use takes place (even if for less than the full month) (as of the date of this lease, Owner's current monthly charge is $40.00 per space), or (ii) cease and desist immediately from using said additional spaces. If Owner selects the first of such options, Owner may revoke such choice on 30 days notice.

          (b) As necessary, Owner shall (between 7:00 a.m. and 10:00 p.m. on business days), light, clean, remove snow from and otherwise maintain, the parking area. Tenant shall be responsible for repairing damage to the parking areas caused by Tenant or its invitees. Owner shall not be obligated to remove snow unless the accumulation exceeds 3 inches. In no event shall Owner be obligated to remove snow from areas obstructed by parked vehicles at the time Owner's equipment is servicing such areas. Notwithstanding anything herein to the contrary, Tenant shall be responsible for lighting its entrances to the demised premises and loading areas and for removing snow and ice at its entrances and other walkways and areas reserved or designated for Tenant's exclusive use.

          (c) Tenant shall require its invitees to park only in areas designated by Owner, and not to obstruct the parking areas of other tenants. Tenant shall, upon request, furnish to Owner the license numbers of the automobiles operated by Tenant, its executives and other employees. Owner may use any lawful means to enforce the parking regulations established pursuant to Article 55, including, but not limited to, the towing away of improperly parked or unauthorized cars and pasting of warning notices on car windows and windshields.

          (d) Owner may temporarily close any area not leased to Tenant in order to make repairs or changes, to prevent the acquisition of public rights, or to discourage unauthorized parking. Owner may do such other acts in and to such areas as, in its judgment, may be desirable to improve same.

          (e) The parking areas for trucks and delivery vehicles in front of loading docks or loading areas (if any) adjacent to the demised premises are not to be used by Tenant or its invitees, as parking spaces, unless otherwise directed by Owner. Such loading docks or loading areas are provided solely for the loading and unloading of Tenant's goods and no vehicles may be parked in such areas longer than necessary, in Owner's reasonable judgment, for the efficient discharge of such purposes. If the use of any loading dock at the Building interferes with the use of another loading dock, the tenant occupying more rentable area in the Building shall have priority in use of the loading docks. In no event shall access to any loading dock be blocked for more than 15 minutes.

          (f) Neither Tenant nor its invitees shall park automobiles, trucks or other motor vehicles overnight within the park.

          45. Tax Escalation.

          (i) Definitions.  As used in this lease:

              (a) "Taxes" shall mean the total amount of real estate taxes and assessments now or hereafter levied, imposed,

                                                                    MULTI/MAS 88

     confirmed or assessed against the Real Property, (or, during any period the Real Property is owned by an industrial development agency, such as would be levied, imposed, confirmed or assessed as if Owner named herein were the fee owner), including but not limited to city, county, town, village, school and transit taxes, water fees and sewer and refuse disposal charges, or taxes, assessments or charges levied, imposed, confirmed or assessed against, or a lien on, the Real Property by any taxing authority, whether general or specific, ordinary or extraordinary, foreseen or unforeseen and whether for public betterments, improvements or otherwise. If, due to any change in the method of taxation, any franchise, capital stock, capital, income, profit, sales, rental, use or occupancy tax or charge shall be levied, assessed, confirmed or imposed upon Owner in lieu of, or in addition to, any real estate taxes or assessments upon or .with respect to the Real Property, such tax shall be included in the term Taxes. Penalties and interest on Taxes (except to the extent imposed upon timely payments of assessments that may be, and are in fact, paid in installments) and income, franchise, transfer, inheritance and capital stock taxes shall be deemed excluded from Taxes except to the extent provided in the immediately preceding sentence.

          (b) "Base Tax" is the product of the tax rates set forth on tax bills rendered for each Tax for the Tax Year during which January 1, 1997 occurs, multiplied by the assessed valuations of the Real Property for the Tax Year during which January 1, 1997 occurs. "Tax Year" shall mean the fiscal period for each Tax. Any and all tax abatements shall be for the benefit of Owner.*

          (c) "Tenant's Proportionate Share" shall mean 7.26%*

     (ii) Tax Payments. (a) If Taxes for any Tax Year during the lease term ("Tax Comparison Year") shall exceed the Base Tax, Tenant shall pay Owner, as additional rent for each such Tax Comparison Year, Tenant's Proportionate Share of such excess ("Tax Payment").

          (b) Subsequent to Owner's receipt of the tax bills for each Tax Comparison Year, Owner shall submit to Tenant a statement showing (i) the Tax Payments due for such Tax Comparison Year, and (ii) the basis of calculations ("Owner's Tax Statement"). Tenant shall (y) pay Owner the unpaid portion (if any) of the Tax Payment within 30 days after receipt of Owner's Tax Statement, and (z) on account of the immediately following Tax Comparison Year, pay Owner commencing as of the first day of the month during which Owner's Tax Statement is rendered, and on the first day of each month thereafter until a new Owner's Tax Statement is rendered, 1/12th of the total payment for the current Tax Comparison Year. The monthly payments based- on the total payment for the current Tax Comparison Year shall be adjusted from time to time to reflect Owner's reasonable estimate of increases in taxes for the immediately following Tax Comparison Year.

      (iii) Reduction of Comparison Year Taxes. If Taxes for a Tax Comparison Year are reduced, the amount of Owner's costs and expenses of obtaining such reduction (including reasonable legal, appraisers' and consultants' fees) shall be added to and deemed part of Taxes for such Tax Comparison Year. If Owner obtains a refund of Taxes for a Tax Comparison Year for which a Tax Payment has been made, Owner shall credit against Tenant's next succeeding Tax Payment(s), Tenant's Proportionate Share of the refund (but not more than the Tax Payment that was the subject of the refund). If no Tax Payment shall thereafter be due, Owner shall pay Tenant's Proportionate Share of such refund to Tenant.*

                                                                    MULTI/MAS 88

          (iv) Reduction of Base Tax. If Owner obtains a reduction in the Base Tax, the Base Tax shall be reduced (such reduction to include the expenses incurred by Owner in obtaining such reduction, including reasonable legal, appraisers' and consultants' fees), prior Tax Payments (if any) shall be recalculated and Tenant shall pay Owner, within 30 days after billing, Tenant's Proportionate Share of the increased amount of Tax Payment for each prior Tax Comparison Year.*

          (v) Tax Protests. While proceedings for reduction in assessed valuations are pending, the computation and payment of Tax Payments shall be based upon the original assessments for the years in question. Tenant shall have no right to institute or participate in any tax proceedings or other proceedings of a similar nature. The commencement, maintenance, settlement and conduct thereof shall be in the sole discretion of Owner.

        (vi) Assessment With Other Properties. If, at any time, the Real Property shall include buildings other than the Building, the Taxes shall include the Building's equitable portion of the Taxes on all such buildings, based upon an informal apportionment by the tax assessors, or if such apportionment is not available, as shall be reasonably determined by Owner.

      (vii) Tenant's Improvements. In the event an increase in assessed valuation of the Real Property is caused by Tenant's improvements to the demised premises, not including the work set forth in the Work Specifications, Tenant shall pay the entire increase in Taxes attributable to such improvements. If the assessed valuation for such improvements are not separately stated, Tenant's obligation under this subparagraph shall be reasonably determined by Owner.

     (viii) No Credit. If in a Tax Comparison Year the Taxes are less than the Base Tax, the Tenant shall not be entitled to receive a credit, by way of a reduction in Fixed Annual Rent, a refund of all or a portion of prior (or a credit against future) Tax Payments or otherwise.

       (ix) Partial Comparison Year. If the Expiration Date or earlier date upon which the term may expire or terminate shall be a date other than the last day of a Tax Comparison Year, Tenant's Tax Payment for such partial Tax Comparison Year shall be prorated, (based upon Owner's reasonable estimate of the tax payments for such Tax Comparison Year if same have not been established as of such date).

     46. Common Area Maintenance Charge.

         (i) For the purposes of this Article:

                        (a) "Index" shall mean the Revised Consumer Price Index for Urban Wage Earners and Clerical Workers for the New York -
Northeastern New Jersey Area, 1967 = 100, published by the United States Department of Labor, Bureau of Labor Statistics.

                        (b) "Base Index" shall mean the Index for the first full calendar month preceding the date of execution of this lease.

     (ii) There is included in the Fixed Annual Rent an amount equal to $1.50 per square foot to cover the initial cost to Owner of the expenses of common area maintenance.

     (iii) In the manner and at the times hereinafter set forth, Tenant shall pay Owner as additional rent, for each lease

                                                                    MULTI/MAS 88

year, for common area maintenance, a sum computed by multiplying $1.50 per square foot (i.e.$9,150.00) by the percentage increase, if any, by which the Index for the month preceding the last month of such lease year exceeds the Base Index. In no event shall any such adjustment result in a decrease of the Fixed Annual Rent as set forth on page 1 of this lease. ~

                 (iv) Within 135 days after the end of each lease year, Owner shall deliver to Tenant a statement setting forth the amount (and supporting calculations) of additional rent due to Owner for such prior lease year in accordance with the provisions of clause (iii) above ("Owner's Statement"). Tenant shall (x) make payment of any unpaid portion of such additional rent within 30 days after receipt of Owner's Statement, and (y) pay to Owner on account of the then current lease year, within 30 days after receipt of Owner's Statement, an amount equal to the product obtained by multiplying the total payment required for the preceding lease year by a fraction, the denominator of which shall be 12 and the numerator of which shall be the number of months of the current lease year which shall have elapsed prior to the first day of the month immediately following the rendition of Owner's Statement, and (z) pay Owner on account of the then current lease year, commencing as of the first day of the month immediately following the rendition of Owner's Statement and on the first day of each month thereafter until a new Owner's Statement is rendered, 1/12 of the total payment for the preceding lease year. The monthly payments based on the total payment for the preceding lease year shall be adjusted from time to time during a lease year to reflect Owner's reasonable estimate of increases in the Index. The payments required to be made under clauses (y) and
(z) above shall be subject to adjustment as and when Owner's Statement for such lease year is rendered by Owner. If the payments required to be made under clauses (y) and (z) above exceed the amount due for such lease year pursuant to Owner's Statement, such excess shall be credited against the next required payments due hereunder. If no such payments shall thereafter be due, Owner shall pay such excess to Tenant.

                 (v) If any lease year shall be a period of less than 12 months, Tenant's liability under this Article shall be prorated.

                 (vi) If the Index is altered, modified, converted or revised such that it is no longer comparable to the Base Index then the Index shall be adjusted to the figure that would have been arrived at had the change in the manner of computing the Index not been altered. If such Index shall no longer be published, then any substitute or successor index published by the Bureau of Labor Statistics or other governmental agency of the United States, and similarly adjusted as aforesaid, shall be used. If such Index (or a successor or substitute index similarly adjusted) is not available, a reliable governmental or other reputable publication selected by Owner shall be used.

          47. Cleaning; Trash Removal.

          (a) Tenant shall, at Tenant's expense, keep the demised Premises clean and in good order. to the satisfaction of Owner. Tenant shall, at Tenant's expense, hire a reputable cleaning contractor to clean the office portion of the demised premises, if any.

          (b) Tenant shall pay the cost of removal of Tenant's refuse and rubbish from the Building. Tenant shall contract for the removal of such refuse and rubbish. Owner reserves the right to select a refuse disposal contractor to serve the Building. The

                                                                   MULTI/MAS 88

financing, Tenant will not withhold, delay or defer its consent thereto, provided that such modifications neither increase the monetary obligations, materially increase the nonmonetary obligations of Tenant nor decrease the size of the demised premises, the number of parking spaces provided for in Article 44 or the service required to be provided by Owner or Tenant's rights hereunder.*

          (b) Tenant shall, within a reasonable time after being requested, submit such financial information as may be reasonably required by Owner's mortgagee(s).

          50. Broker.

          Tenant represents that, in the negotiation of this lease, it dealt with no broker or any other person legally entitled to claim a brokerage commission or finder's or consultant's fee with respect to this transaction. Tenant shall indemnify, defend and hold Owner harmless from and against all losses, costs, damages, expenses, claims and liabilities (including court costs and attorneys' fees and disbursements) arising out of any inaccuracy or alleged inaccuracy of this representation.

          51. Signs.

          (a) Owner shall, upon Tenant's request, list on the Building's directory ("Directory"), if any, the name of Tenant.

          (b) No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by or in behalf of Tenant on any part of the outside of the demised premises or the Building or on the inside of the demised premises if the same is visible from the outside of the demised premises, without the prior written consent of Owner, which consent shall not be unreasonably withheld. Requests for such signs shall be accompanied by a sketch of the sign, its size, type and manner of mounting, specifying the manner of mounting, and the materials and finishes employed in the manufacture of same. Approval by Owner shall not constitute approval for purposes of complying with laws and requirements of public authorities. It shall be Tenant's obligation to secure such approvals at Tenant's expense. In the event of the installation of any sign by Tenant in violation of the foregoing, Owner may remove same without liability and may charge the expense incurred by such removal to Tenant.*

          (c) Owner shall have the right, from time to time, to designate a name for the Building and to change the name and/or address of the Building.

          52. Holdover.

          Tenant acknowledges that possession of the demised premises must be surrendered at the expiration or sooner termination of the term, time being of the essence. The parties agree that the damage to Owner resulting from failure by Tenant to surrender possession of the demised premises timely will be extremely substantial, will exceed the amount of rent payable hereunder and will be impossible of accurate measurement. Consequently, Tenant shall pay Owner for each month and for any portion of a month during which Tenant holds over in the demised premises after expiration or sooner termination of the term of this lease, a sum equal to 150% of the rent which was payable under this lease during the last month of the term. Nothing contained herein shall be deemed to authorize Tenant to remain in occupancy of the demised premises after the

                                                                   MULTI/MAS 88

expiration or sooner termination of the term.*

          53. Insurance and Indemnity.

          (a) Tenant shall provide, prior to entry upon the demised premises, and maintain throughout the term of this lease, at its own cost, and with companies rated not less than B+ Class IX by A.M. Best Company, Inc., or its successor and authorized to do business in the State of New York (i) public liability and property damage insurance in an amount not less than $2,000,000 combined single limit for personal injury, death and property damage arising out of any one occurrence, protecting Owner and Tenant against all claims for personal injury, death or property damage occurring in, upon or adjacent to the demised premises and any part thereof, or arising from, related to, or in any way connected with the conduct and operation of Tenant's use or occupancy of the demised premises, which insurance shall be written on an occurrence basis and name Owner (and at Owner's request, Owner's mortgagees) as additional insureds, and (ii) workers' compensation insurance covering all persons employed by Tenant or its contractors in connection with work performed by or for Tenant. Tenant's insurance shall be in a form reasonably satisfactory to Owner and provide that it shall not be cancelled, terminated or changed except after 20 days' written notice to Owner. All such policies or certificates (with evidence of payment of the premium) shall be deposited with Owner not less than 30 days prior to the day such insurance is required to be in force and upon renewals not less than 30 days prior to the expiration of the term of coverage. Owner shall have the right from time to time during the term, on not less than 30 days notice, but not more than once every two years, to require that Tenant increase the amount and/or types of coverage required to be maintained under this Article to the amounts and/or types generally required of tenants in comparable buildings in Westchester County. The minimum limits of liability insurance required pursuant to clause (i) shall in no way limit or diminish Tenant's liability under paragraph (d) of this Article.*

          (b) Tenant shall not commit or permit anything to be done in, to or about the demised premises, the Building, the Real Property, the Park, if applicable, or any adjacent property, contrary to law, or which will invalidate or be in conflict with the insurance policies carried by Owner or by others for Owner's benefit, or do or permit anything to be done, or keep, or permit anything to be kept, in the demised premises, which (i) could result in termination of any of such policies, (ii) could adversely affect Owner's right of recovery under any such policies, (iii) could subject Owner to any liability or responsibility to any person, or (iv) would result in reputable and independent insurance companies refusing to insure the Building or property of Owner therein or in the Park, if applicable, in amounts satisfactory to its mortgagees. If any such action by Tenant, or any failure by Tenant to comply with the requirements of insurance bodies or to perform Tenant's obligations hereunder, or any use of the demised premises by Tenant shall result in the cancellation of any such insurance or an increase in the rate of premiums payable with respect to such policies, provided that proof reasonably satisfactory to Tenant that Tenant caused such increase shall be delivered to Tenant, Tenant shall indemnify, defend and hold Owner harmless against all losses, including but not limited to any loss which would have been covered by such insurance and the resulting additional premiums paid by Owner. Tenant shall make such reimbursement within 30 days after receipt of notice and evidence from Owner that such additional premiums have been paid, without limiting Owner's rights otherwise provided in this lease.

                                                                   MULTI/MAS 88

          (c) Tenant shall procure a clause in, or endorsement on, each of its policies for fire or extended coverage insurance covering the demised premises or personal property, fixtures or equipment located therein, pursuant to which the insurance company waives subrogation or consents to a waiver of right of recovery against Owner. Tenant agrees not to make claims against, or seek to recover from, Owner for loss or damage to its property or property of others covered by such insurance. To the extent Tenant shall be a self-insurer, Tenant waives the right of recovery, if any, against Owner, its agents and employees, for loss, damages or destruction of Tenant's property.

          (d) Tenant shall defend, indemnify and save harmless Owner, its agents and employees from and against any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses, including reasonable attorneys' fees, which may be imposed or incurred by or asserted against Owner and/or its agents or employees by reason of any of the following occurring during the term, or during any time prior to the Commencement Date that Tenant has access to or possession of any part of the demised premises: (i) any work or thing done in, ON OR ABOUT THE DEMISED premises by or at the instance of Tenant, or its invitees, (ii) any negligence or wrongful act or omission on the part of Tenant or its invitees, (iii) any accident, injury or damage to any person or property occurring in, on or about the demised premises, or vault, passageway or space adjacent thereto caused by the negligence of Tenant or its invitees, and (iv) any failure by Tenant to perform or comply with any of the COVENANTS, AGREEMENT, terms, provisions, conditions or limitations in this lease to be performed or complied with by Tenant. If any action or proceeding is brought against Owner by reason of any such claim, Tenant shall, upon the request of Owner and at Tenant's expense, resist or defend such action or proceeding by counsel reasonably acceptable to Owner. Counsel selected by Tenant's approved insurance companies shall be deemed acceptable.

          54. Exculpation.

          Tenant shall look solely to the estate and interest of Owner, its successors and assigns, in the Building for the collection of any judgment (or other judicial process) recovered against Owner and based upon breach by Owner of any of the terms, conditions or covenants of this lease on the part of Owner to be performed. No other property or assets of Owner shall be subject to levy, execution or other enforcement procedures for the satisfaction of Tenant's remedies under or with respect to either this lease, the relationship of landlord and tenant hereunder, or Tenant's use and occupancy of the demised premises.

          55. Rules and Regulations.

          Tenant and Tenant's invitees shall observe and comply with the Rules and Regulations attached as Exhibit A, and such additional Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of additional Rules and Regulations shall be given to Tenant. Owner shall have no duty or obligation to enforce the Rules and Regulations or the terms, covenants or conditions in any other lease, against any other tenant of the Building or in the Park, if applicable, and Owner shall not be liable to Tenant for violation of the same by any other tenant or its invitees. In the event of a conflict between the Rules and Regulations and the provisions of the lease, the provisions of the lease shall prevail. Notwithstanding the foregoing, Owner shall not enforce the Rules and Regulations

                                                                    MULTI/MAS 88

against Tenant in a discriminatory manner.*


56. Tenant's Alterations and Maintenance.

          (a) Tenant shall not employ contractors in connection with any services, provisions, alterations or maintenance, unless Owner has consented in writing to the contractor, it being the intention of Owner to limit the number of such contractors employed in the Building or Park, if applicable. If such consent has not been obtained Tenant shall, if requested by Owner, forthwith cancel such contract. Owner's disapproval of any contractor selected by Tenant must be accompanied by the designation of one or more contractors acceptable to Owner, whose prices must be reasonably competitive. If Owner does not approve or disapprove Tenant's contractor within 7 business days after receipt of written request therefor, the contractor so selected by Tenant shall be deemed approved by Owner. Tenant shall not employ persons in connection with any such services, provisions, alterations or maintenance the employment of whom would cause a strike, work stoppage or slowdown by employees of contractors of Owner in the Building or Park, if applicable. Owner does not consent to the reservation of title by any conditional vendor, or the retention of a security interest by a secured party, to any property which may be affixed to the realty.

          (b) Alterations performed by Tenant in accordance with the provisions of Article 3 must be performed in a good and workmanlike manner, in accordance with the plans and specifications prepared by Tenant, at its expense, which plans and specifications shall be subject to Owner's approval (which approval shall not be unreasonably withheld) prior to the performance of any such alteration. If Owner does not approve or disapprove such plans and specifications within 15 business days after Tenant shall have submitted five sets thereof to Owner, Owner shall be deemed to have approved same. The quality standards applicable to such alterations shall in no event be less than Owner's standards for the Building at the time such work is performed. Upon completion of the alterations Tenant shall, at its expense, deliver to Owner five sets of "as-built" drawings with respect thereto.*

          (c) If due to Tenant's alterations, changes in the Building's sprinklers, passages, exits or other common areas or systems, are required, Tenant shall perform same, pursuant to the provisions of this lease. In no event, however, shall Tenant perform any work or cause any work to be done which shall, in Owner's opinion, adversely affect the Building. In no event shall Tenant make any installation on or through the roof of the Building without the prior consent of Owner. Owner may, at its sole discretion, make such rules and regulations as it deems necessary regarding access to or through the roof. Owner makes no representation as to the load bearing capacity of the roof.

          57. Notice.

          (a) At the request of the holder(s) of any mortgage encumbering the Real Property, Tenant shall serve upon such mortgagee(s) a copy of all notices given by Tenant to Owner pursuant to paragraph (b) below, such service to be by registered or certified mail addressed to such mortgagee(s) at the address provided by such mortgagee(s) to Tenant.

          (b) Except for rent bills, any notice, approval, consent, bill, statement or other communication required or permitted to be given, rendered or made by either party hereto to the other,

                                                                    MULTI/MAS 88

pursuant to this lease or pursuant to any applicable law or requirement of public authority (collectively, "notices"), shall be in writing and shall be delivered personally or by registered or certified mail, addressed to the other party at the address hereinabove set forth. All notices given by either party pursuant to this Article may be given by such party, their agents or attorneys. Either party may, by notice as aforesaid, designate a different address or addresses for notices intended for it. All notices given pursuant to this Article shall be deemed given on the second business day after posting if mailed in Westchester County, and on the third business day after posting if mailed outside of Westchester County, or upon delivery if made personally. On and after the Commencement Date notices directed to Tenant shall be addressed to Tenant at the Building, with a copy to Lowenthal, Landau, Fischer & Bring, P.C., 250 Park Avenue, New York, New York 10177, attention: Robert E. Fischer, Esq.*


          58. Miscellaneous.

          (a) Whenever it is provided that Owner shall not unreasonably withhold or delay consent or approval or shall exercise its judgment reasonably (such consent or approval and such exercise of judgment being collectively referred to as "consent"), if Owner shall delay or refuse such consent, unless such delay or refusal is in bad faith, Tenant shall not be entitled to make any claim, and Tenant waives any claim for money damages (nor shall Tenant claim any money damage by way of setoff, counterclaim or defense) based upon any claim or assertion that Owner unreasonably withheld or delayed consent. Tenant's sole remedy shall be an action or proceeding for specific performance, injunction or declaratory judgment to enforce any such provision, but any such equitable remedy which can be cured by the expenditure of money may be enforced personally against Owner only to the extent of interest in the Building. Failure on the part of Tenant to seek relief within 30 days after the date upon which Owner has withheld its consent shall be deemed a waiver of any right to dispute the reasonableness of such withholding of consent.*

          (b) Except as otherwise set forth in this lease, except Owner shall have no liability or responsibility if any service or utility required to be provided by Owner is interrupted or stopped by reason of unavoidable delays.*

          (c) If Tenant shall request the consent or approval of Owner to the making of any alterations or to any OTHER THING, AND Owner shall seek and pay a separate fee for the opinion of Owner's counsel, architect, engineer or other representative or agent as to the form or substance thereof, Tenant shall pay Owner, as additional rent, within 30 days after demand, all reasonable costs and expenses of Owner incurred in connection therewith, including, in case of any alterations, costs and expenses of Owner in reviewing plans and specifications.

          (d) This lease is submitted to Tenant for signature with the understanding that it shall not bind Owner unless and until it has been executed by Owner and delivered to Tenant or Tenant's attorney.

          (e) Whenever reference is made to public halls, elevators, corridors, etc. and if none such are present on or about the premises demised herein then such reference shall have no relevance to the terms herein.

          (f) In the event of any conflict between the printed provisions of the lease and the Rider to the lease, the provisions

                                                                    MULTI/MAS 88

of this Rider shall prevail.

          (g) Owner's failure to prepare and/or deliver any statement or bill required to be delivered to Tenant, or Owner's failure to make demand for payment of Fixed Annual Rent or additional rent shall not be a waiver of, or cause Owner to forfeit or surrender its rights to collect, any rent due. Tenant's liability for all such payments shall continue unabated during the term and shall survive the expiration or sooner termination of the term.

          (h) Tenant shall repair and replace, as necessary, and maintain in good working order, Tenant's exclusive heating and air conditioning units and systems servicing the demised premises. Such maintenance shall include changing the systems filters not less frequently than four times per year. Tenant shall enter into contracts for service and maintenance pursuant to Article 56 and submit to Owner copies of such agreements as well as copies of all invoices indicating dates of service and work performed.

          (i) Tenant shall not substantially vacate the demised premises during the term of this lease unless it shall give Owner at least 10 days written notice prior to such vacating. Notwithstanding the above, in the event Tenant vacates the demised premises prior to the Expiration Date or such earlier date upon which said term may expire or be terminated, Tenant shall remove all fixtures, and installations (including but not limited to telephone systems, communication systems and security systems), unless Owner has otherwise notified Tenant pursuant to Article 3.

              After such vacating, Owner may, but shall not be obligated to, enter the demised premises, at anytime, to make such repairs, replacements and improvements as Owner may deem necessary. Notwithstanding the foregoing, Tenant's obligations under this lease shall remain in full force and effect, including the obligation to maintain and secure the demised premises.

          (j) The Certificate of Occupancy for the Building shall be for a building of Low Hazard Occupancy as defined by the New York State Building Code. Owner represents that Tenant's use of the demised premises as set forth in
Article 2 shall be permitted by the Certificate of Occupancy covering the demised premises as of the Commencement Date.*

          (k) Tenant shall not cause (or allow any of its contractors, agents or other persons or entities over whom or which it exercises any degree of control to cause) to occur within the demised premises, or the Building or Park, if applicable, the use, presence, discharge, spillage, disposal, uncontrolled loss, generation, seepage or filtration of Hazardous Materials. Notwithstanding the foregoing, Tenant shall be entitled to use and store only those Hazardous Materials which are necessary for the conduct of Tenant's business, provided that such usage is in accordance with all laws and requirements of public authorities and requirements of insurance bodies. Tenant shall, from time to time and upon Owner's request, submit to Owner a written report with respect to Hazardous Materials upon the demised premises (and within the Building and Executive Park) as a result of the activities of Tenant (its contractors, agents or other persons or entities over whom it exercises any degree of control). Such report shall be in such form as may be prescribed by Owner and shall be submitted to Owner within ten (10) days after request by Owner (or immediately upon receipt of any notice of violation received from any governmental agency). Owner shall have the right at all times ;during the term of this lease to (i) inspect the demised premises, subject to the provisions of Article 13 and (ii) conduct (or cause to be conducted) tests and investigations to determine whether Tenant is in compliance with the provisions of this Section. The reasonable cost of all such inspections,

                                                                    MULTI/MAS 88

tests and investigations shall be borne by Tenant. Owner's consent to Tenant's use or maintenance of Hazardous Materials within the demised premises shall in no way limit Tenant's indemnification obligations as otherwise set forth in this lease.*

                  If Tenant obtains knowledge of the actual or suspected release of Hazardous Materials, then Tenant shall promptly notify Owner of such actual or suspected release. Tenant shall immediately notify Owner of any inquiry, test, investigation or enforcement proceeding by or against Tenant involving a release of which Tenant has notice. If Tenant or its agents, employees or contractors shall cause or permit a release, Tenant shall promptly notify Owner of such release and immediately begin investigation and remediation of such release, as required by all applicable laws and requirements of public authorities and insurance bodies.*

          (l) Anything herein to the contrary notwithstanding, if the first month's rent or the security deposit shall not have been delivered to Owner upon execution and delivery of this lease by Tenant to Owner (if required by the provisions of this lease), then (in addition to such other remedies available to Owner hereunder, at law or in equity) Owner shall not be obligated to commence preparation of the demised premises for occupancy (if required by the provisions of this lease) until such sums shall have been delivered to Owner.

          (m) Tenant agrees not to disclose the terms, covenants, conditions or other facts with respect to this lease, including, but not limited to, the Fixed Annual Rent, to any person, corporation, partnership, association, newspaper, periodical or other entity. This non-disclosure and confidentiality agreement shall be binding upon Tenant without limitation as to time, and a breach of this paragraph shall constitute a material breach under this lease.

          (n) Tenant shall have 24 hours per day, seven days per week access to the demised premises, except in the case of an emergency.*

          59. Amendments to Printed Form.

          (a) Article 6 is further amended by adding the following at the end thereof:

          In the event of any increase in the fire insurance rate on the Building and/or its contents during the TERM OF THIS LEASE, caused by the nature or conduct of Tenant's use of the demised premises, Tenant shall pay to Owner, the amount of the increase in the cost of such insurance to Owner and other tenants of the Building, within ten (10) days after Owner has submitted to Tenant a statement setting forth the amount due. In determining whether Tenant's use or occupancy has resulted in an increase in the rate of fire insurance applicable to the Building or any property located therein, the basis of comparison shall be the rate which would be in effect were the Tenant not using the demised premises in such a manner.*

          Tenant, at Tenant's sole cost and expense, shall provide, keep and maintain fir extinguishers and any other nonstructural fire safety equipment required by laws and requirements of public authorities. At the expiration or earlier termination of the term of this lease, Tenant may remove from the demised premises any fire extinguishers provided by Tenant.

          (b) Article 7 is amended by adding the following paragraph:

                                                                    MULTI/MAS 88

                  Notwithstanding anything contained herein to the contrary, and at the election of the holder of any current or future mortgage encumbering all or a portion of the demised premises, such mortgage shall be subordinate to this lease with the same force and effect as if this lease had been executed, delivered and recorded prior to the execution, delivery and recording of the said mortgage, except however that the said subordination of the mortgage to the lease shall not affect nor be applicable to and does expressly exclude:

          (i) The prior right, claim or lien of the said mortgagee in, to and upon any award or other compensation heretofore or hereafter to be made for any taking by eminent domain of any part of the mortgaged premises, and to the right of disposition thereof in accordance with the provisions of the said mortgage;


          (ii) The prior right, claim and lien of the said mortgagee in, to and upon any proceeds payable under all policies of fire and rent insurance upon the said mortgaged premises and as to the right of disposition thereof in

          (iii) accordance with the terms of the said mortgage; and

          (iii) Any lien, right, power or interest, if any, which may have arisen or intervened in the period between the recording of the said mortgage and the execution of this lease, or any lien or judgment which may arise at any time under the terms of this lease.

         Although this clause shall be self-operative upon the election of any such mortgagee, in confirmation hereof, Tenant shall execute promptly any certificate that Owner or such mortgagee may request.

Owner shall use its reasonable efforts to obtain for Tenant's benefit a non-disturbance agreement from the holder of any mortgage or ground or underlying lease which is superior to this lease, in the form then customarily used by the grantor of said agreement, providing in substance that so long as Tenant is not in default under this lease beyond any applicable grace period, then the grantor will not terminate this lease or take any action to recover possession of the demised premises, notwithstanding any foreclosure of the mortgage or default under, or terminate of, the ground or underlying lease. Any fees or costs imposed by the grantor or its attorney, shall be paid by Tenant.*

                   (c) Article 11 is amended by adding the following paragraph:

                   (1) Notwithstanding the foregoing provision of this Article, Tenant may sublet all of the demised premises, but not less than all, to one subtenant, for occupancy and use as permitted by Article 2, provided however, that Tenant shall first obtain the consent of Owner, which consent shall not be unreasonably withheld or delayed. The consent by Owner to such subletting shall not in any way be considered to relieve Tenant from obtaining the express consent of Owner to any further subletting.*

                   (2) If Tenant shall have a bona fide intention to sublet the demised premises, as stated above, it shall first notify Owner of such fact and of the terms of Tenant's proposed subrental and other terms of subletting, and:

                   (i) If Tenant intends to sublet the demised premises, then and in such event Owner shall have the option,

                                                                   MULTI/MAS 88

     exercisable by notice within 30 days after the date of Tenant's notice, to elect to cancel this lease, effective as of 6 months from the last day of the month in which Owner shall have given such notice. Upon any such cancellation of this lease by Owner, Tenant shall have no further obligations to Owner with respect to this lease except for obligations accrued up to the date of cancellation.

                   (ii) If Owner shall not have elected to cancel as aforedescribed, and if within a period of 6 months from the date of Tenant's notice, Tenant has not requested Owner's consent to a specific subletting, then the provisions of this Article requiring Tenant to give notice to Owner of intended subletting, and any Owner's rights to elect, shall again prevail.

                   (iii) If Owner shall not exercise the option to cancel this lease Tenant may actively seek to obtain an appropriate subtenant, and Tenant shall submit (x) the name and address of such proposed subtenant,
     (y) reasonably satisfactory information as to the nature and character of the business of the proposed subtenant, and as to the proposed nature of its proposed use of the space, and (z) banking, financial and other information relating to the proposed subtenant reasonably sufficient to enable Owner to determine the financial responsibility and character of the proposed subtenant.

                  (iv) In determining whether or not to consent to a proposed subletting, Owner may take into consideration all relevant factors surrounding the proposed sublease, including the following:

          a. The business reputation of the proposed subtenant.

          b. The nature of the business and the proposed use of the demised premises by the proposed subtenant.

          c. The financial condition of the proposed subtenant.

          d. Restrictions contained in leases of other tenants of the Building (but said restrictions shall not prohibit the use of the demised premises specified in Article 2).

          (3) If such proposed subletting is effected by Tenant, Tenant shall pay to Owner a sum equal to 50% of (i) any rent or other considerations paid to Tenant by any subtenant less expenses of such subleasing (including but not limited to brokerage commissions and costs of improvements) in excess of the rent allocable to the demised premises which is then payable by Tenant to Owner pursuant to the terms hereof, and (ii) any other profit or gain realized by Tenant from any such subletting. All sums payable hereunder by Tenant shall be payable to Owner upon receipt thereof by Tenant. Notwithstanding the foregoing, at the option of the holder of any mortgage encumbering the Building, this Section shall be inapplicable during any period that such holder is Owner hereunder.

          (4) Tenant shall not advertise its space for subletting at a rental rate lower than the greater of the then comparable rental rate for such space in the City of Yonkers or the rental rate under this lease for such space. When Owner or an affiliate of Owner has other equivalent space available for leasing by Owner or any affiliate of Owner, Tenant shall not sublet

                                                                  MULTI/MAS 88

all or any portion of the demised premises to an occupant of any space in the Building (or the Park if applicable), or to any party which has negotiated with Owner or an affiliate of Owner for any space during the 9 months immediately preceding Tenant's request for Owner's consent.

                   (5) Tenant may not exercise its rights under this Article prior to the Commencement Date.

                   (6) No sublease of the demised premises shall be effective unless and until Tenant delivers to Owner duplicate originals of the instrument of sublease (containing the provisions required by Section (7)) and any accompanying documents. Any such sublease shall be subject and subordinate to this lease.

                   (7) All subleases shall (i) be expressly subject to all of Tenant's obligations hereunder, (ii) provide that the sublease shall not be assigned, encumbered or otherwise transferred, that the premises thereunder shall not be further sublet by the sublessee, in whole or in part, and that the sublease shall neither suffer nor permit any portion of the sublet premises to be used or occupied by others without the prior consent of Owner in each instance and (iii) contain substantially the following provision:

                   "In the event a default under any superior lease of all or any portion of the premises demised hereby results in the termination of such superior lease, this lease shall, at the option of the lessor under any such superior lease, remain in full force and effect and the tenant hereunder shall attorn to and recognize such lessor as Owner hereunder and shall promptly upon such lessor's request, execute and deliver all instruments necessary or appropriate to confirm such attornment and recognition. The lessee hereunder hereby waives all rights under any present or future laws or otherwise to elect, by reason of the termination of such superior lease, to terminate this sublease or surrender possession of the premises demised hereby."

                   (8) Tenant shall remain fully responsible and liable for all acts and omissions of any subtenant or anyone claiming under or through any subtenant which shall be in violation of any of the obligations of Tenant hereunder and any such violation shall be deemed a violation by Tenant. Tenant shall pay Owner on demand any reasonable expenses incurred by Owner in acting upon any request for consent to subletting pursuant to this Article.

                   (9) Whether or not Owner shall give its consent to any proposed sublease, Tenant shall indemnify, defend and save harmless Owner against and from any and all liabilities, obligations, damages, penalties, claims, costs, charges and expenses (including reasonable attorney's fees) resulting from any claims that may be made against Owner by the proposed sublessee, or by any brokers or other persons claiming a commission or similar compensation in connection with the proposed or final sublease.*

                   (d) Article 11 is amended by adding the following paragraph:

                   Anything in this Article or this lease to the contrary notwithstanding, Owner consents to the assignment of this lease to any entity controlling, controlled by or under common merged or consolidated, or any person or entity which is a successor to the business of Tenant, by purchase thereof or by arrangement effected pursuant to any law or regulatory agency

                                                                  MULTI/MAS 88

action having or asserting such authority (provided such merger, consolidation or purchase is for a valid business purpose and not principally for the purpose of transferring the leasehold estate created hereby), and provided that (i) the successor to Tenant resulting from the merger, consolidation or purchase is a bona fide entity, (ii) the successor to Tenant has a net worth, computed in accordance with generally accepted accounting principles, at least equal to the greater of the net worth of Tenant (1) immediately prior to such merger, consolidation or purchase or (2) on the date of this lease, and (iii) proof satisfactory to Owner of such net worth shall have been delivered to Owner at least 30 days prior to the effective date of the transaction. No such assignment of this lease shall be valid or binding upon Owner unless the Tenant shall have complied with the provisions of this Article and the assignee shall execute, acknowledge and deliver to Owner an agreement, in recordable form, whereby the assignee agrees unconditionally to be bound by and perform all the obligations of Tenant hereunder then accrued and thereafter accruing and further expressly agrees that notwithstanding such assignment the provisions of this Article shall continue to be binding upon such assignee with respect to all future assignments. The failure or refusal of the assignee to execute, acknowledge or deliver such an agreement shall not release the assignee from its liability for the performance of the obligations of Tenant hereunder assumed by acceptance of the assignment of this lease. Owner shall have no right to recapture the demised premises nor be entitled to any profits in connection with an assignment of this lease in accordance with this paragraph.*

                   (e) Article 16 is amended by adding the following paragraph:

                   Without limiting any of the provisions of Articles 16, 17 or 18, if pursuant to the Bankruptcy Code of 1978, as the same may be amended, Tenant is permitted to assign this lease in disregard of the restrictions contained in Article 11, Tenant agrees that adequate assurance of future performance by the assignee permitted under such Code shall mean the deposit of cash security with Owner in an amount equal to the sum of one year's Fixed Annual Rent then reserved hereunder plus an amount equal to all additional rent payable under this lease for the calendar year preceding the year in which such assignment is intended to become effective. Such deposit shall be held by Owner, for the balance of the term of this lease, as security for the full and faithful performance of all of the obligations under this lease on the part of Tenant yet to be performed, in the manner set forth in Article 32 (notwithstanding the possible prior deletion of Article 32 from this lease). If Tenant receives or is to receive any valuable consideration for such an assignment of this lease, such consideration, after deducting therefrom (i) the brokerage commissions, if any, and other expenses reasonably incurred by Tenant for such assignment and (ii) any portion of such consideration reasonably designated by the assignee as paid for the purchase of Tenant's property in the demised PREMISES, SHALL be the sole and exclusive property of Owner and shall be paid over to Owner directly by such assignee.

                   (f) Article 18 is amended by adding the following paragraph:

     In the event of a default by Tenant in its obligations under this lease, beyond applicable grace periods, if any, in addition to Owner's other rights and remedies, there shall be immediately payable by Tenant to Owner, as additional rent, the amount of all of the following which are incurred, granted or assumed by Owner in connection with the lease: all rent concessions; free rent; rent credits, contributions or payments by Owner with respect to

                                                                    MULTI/MAS 88

work or improvements performed in the demised premises; and/or obligations expenses and liabilities of Tenant assumed or paid for by Owner in consideration of Tenant's entering into this lease.

              (g) Article 32 is further amended by adding the following:

              "The security deposited hereunder shall be placed in an interest bearing account. Interest earned by Owner on the security deposit shall be distributed to Tenant annually provided that Tenant shall not be in default hereunder. Owner shall retain 1% of the security deposit annually as an administrative fee."*

         60. Construction Guaranty.

         Tenant shall deliver to Owner, in consideration for Owner's contribution toward the work set forth on the Work Specifications and the attached floor plan and as additional security pursuant to Article 32, the sum of $30,500.00.

         Provided that (1) this lease is full force and effect on the 30th month anniversary of the Commencement Date and Tenant is not in default hereunder and
(2) Tenant has a net worth of at least $4,000,000 on such 30th month anniversary of the Commencement Date, Owner shall return to Tenant the $30,500.00 upon the 30th month anniversary of the Commencement Date. Prior to Owner's obligation to return such sum, Tenant shall deliver to Owner documentation, reasonably satisfactory to Owner, including, but not limited to, audited financial statements, evidencing Tenant's net worth on the 30th month anniversary of the Commencement Date.*

                                                                   MULTI/MAS 88
                                                                    Exhibit "A"

                             Rules and Regulations

1. Tenant shall keep the loading dock areas free of refuse and debris.

2. The sidewalks, entrances, passages, lobbies, elevators, vestibules, stairways, corridors and halls shall not be obstructed or encumbered by Tenant or used for any purpose other than ingress and egress to and from the demised premises. Tenant shall not permit any of its invitees to congregate in any of said areas. No door mat shall be placed or left in any public hall (or outside any entry door of the demised premises). No property of Tenant may be kept or placed outside the demised premises.

3. Tenant and its invitees shall not litter any portion of any public area of the Building, the Park, if applicable, or the Real Property. Tenant shall promptly remove snow, litter and debris from such areas.

4. Tenant shall not mark, paint, drill into or in any way deface any part of the demised premises or the Building, unless it restores the demised premises to the condition it was in prior to such activity and repairs any damage to the demised premises resulting therefrom. No boring, cutting or stringing of wires shall be permitted, except with the prior consent of Owner, and as Owner may direct.*

5. The sashes, sash doors, skylights, windows and doors that reflect or admit light and air into the halls, passageways and other public places shall not be covered or obstructed by Tenant. Bottles, parcels and other articles shall not be placed on window sills by Tenant.

6. No showcases or other articles shall be put in front of or affixed to any part of the exterior of the Building, nor placed in the halls, corridors or vestibules by Tenant.

7. Tenant shall not discharge or permit to be discharged any materials, which may cause damage, into waste lines, vents or flues. The water and wash closets and other plumbing fixtures shall not be used for any purpose other than those for which they were designed and constructed, and no sweepings, rubbish, rags, corrosives, acids or other substances shall be thrown or deposited therein. All damages resulting from any misuse of such fixtures shall be borne by the tenant who, or whose invitees, shall have caused the same.

8. No noise (including, but not limited to, music or the playing of musical instruments, recordings, radio or television) which, in Owner's reasonable judgment, might disturb other tenants in the Building or the.Park, if applicable, shall be made or permitted by Tenant. Nothing shall be done or permitted in the demised premises by Tenant which in Owner's reasonable judgement would impair or interfere with the use or enjoyment by any other tenant shall not throw anything out of the doors, windows or skylights or into the passageways.*

9. No equipment ;which generates noise or vibration may be installed din the demised premises except with the prior consent of owner, which consent shall not be unreasonably withheld, and as Owner may reasonably direct. Any condition which causes transmission of sounds, noise or vibrations outside of the demised

                                                                   MULTI/MAS 88

premises shall be corrected by Tenant.*

10. Neither Tenant nor its invitees shall bring or keep upon the demised premises any explosive fluid, chemical or substance, nor any flammable or combustible objects or materials, except as set forth in Section 58(k).*

11. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades, or screens shall be attached to or hung in, or used in connection with, any window or door of the demised premises, without the prior consent of Owner. Such curtains, blinds, shades or screens must be of a quality, type, design and color, and attached in the manner, approved by Owner.

12. No sign, insignia, advertisements, object, notice or other lettering shall be exhibited, inscribed, painted or affixed by any Tenant on any part of the outside or inside of the demised premises or the Building without the prior written consent of Owner. In the event of the violation of the foregoing by Tenant, Owner may remove the same without any- liability, and may charge the expense incurred in such removal to Tenant. Interior signs and lettering on doors and directory tablets shall, if and when approved by Owner, be inscribed, painted or affixed by Owner at the expense of Tenant, and shall be of a size, color and style acceptable to Owner.

13. Owner reserves the right to rescind, alter or waive any Rule or Regulation at any time prescribed for the Building, when, in its reasonable judgment, it deems it necessary or desirable for the reputation, safety, care or appearance of the Building, Real Property or the Park, if applicable, or the preservation of good order therein, or the operation or maintenance of the Building, or the Park, if applicable, or the equipment thereof, or the comfort of tenants or others in the Building. No recision, alteration or waiver of any Rule or Regulation in favor of one tenant shall operate as a rescission, alteration or waiver in favor of any other tenant. Owner shall notify Tenant of such recission, alteration or waiver.*

14. Tenant shall, upon the termination of its tenancy, turn over to Owner all keys of the demised premises and stores, offices and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of any keys, Tenant shall pay to Owner the cost of replacing the locks and keys.

15. The demised premises shall not be used for lodging or sleeping or for any immoral or illegal purpose. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same. Tenant shall not cause or permit any odors of cooking or other processes or any odors to emanate from the demised premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in the demised premises except as is expressly permitted in the lease. Tenant shall not use the demised premises for medical or health care uses or for the treatment of any patients in the demised premises.

16. Tenant shall keep all windows in the demised premises clean at all times. However, Tenant shall not be required to clean windows more often than once every two (2) months.

17. Owner shall not unreasonably withhold or delay from Tenant any approval provided for in the Rules and Regulations.

                                                                   MULTI/MAS 88
                                                                   Exhibit "B"

                              WORK SPECIFICATIONS

Premises will be delivered in broom clean condition finished substantially "as is" except as set forth under Additional Work Specifications hereinbelow and the floor plan attached hereto.

Walls, doors, ceilings and floors shall be as currently installed. All alterations, additions or deletions called for in the Additional Work Specifications or in the floor plan attached hereto shall be furnished and prepared to the standards now existing on the premises.

Convenience wall outlets, lighting switches, and lighting fixtures shall be as installed. Supplementary or replacement ramping by Tenant. Tenant shall not overload electric circuits.

Standard duplex convenience outlets, ceiling lighting, lighting switches, heating and air conditioning equipment, meter and main control panel shall be wired and operative. Any wiring distribution other than for the above may be used by Tenant to the extent serviceable but is not warranted by Owner as to operating condition.

Heating and air conditioning equipment has been installed and will be turned over to Tenant in good operating condition. Tenant shall be responsible for the maintenance thereof in accordance with Article 58 (h) of this Lease.

Heating equipment is designed for maintaining 70-degrees F. when outside temperature is 0-degrees F. and wind velocity is 15 MPH. Air conditioning equipment is designed to maintain a 15-degrees temperature draw-down when the outside temperature is 95-degrees F. dry bulb and 75-degrees F. wet bulb. Air conditioning specifications are designed on the basis of doors and windows being closed as well as all windows in the air conditioned premises being provided with venetian blinds, shades or drapes which shall be closed, depending on the position of the sun. Tenant shall install, repair or supplement such window coverings as necessary.

Electric Service

The premises shall be equipped with an electric meter and control panel capable of supplying 300 Amperes, 277/408V, 3 phase 4 wire to the premises.

Floor Load

Tenant shall not impose a floor load greater than 3001bs. per square foot.

Rest Rooms

Rest rooms are as shown on the attached floor plan.

Additional Work Specifications

Owner, at its sole cost and expense, shall paint the demised premises in a color to be chosen by Tenant from Owner's standard paint selection chart and commercially clean the floors throughout the demised premises.

All selections or designations to be made by Tenant are to be made within five
(5) business days after request by Owner. If Tenant has not made such designations or selections within said period, the Owner shall be authorized to do so on behalf of Tenant.